Liberty Variable Investment Trust
                   Liberty Select Value Fund, Variable Series

                         Supplement to Prospectus dated
                                   May 1, 2002


(1) The following text is added to the end of the first paragraph in the section entitled "Principal Investment Strategies" for the Liberty Select Value Fund:

        These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell MidcapTM Value Index. As of September 30, 2002, that index included companies with capitalizations between approximately $224 million and $11 billion. All market capitalizations are determined at the time of purchase.


(2) The section entitled "Defining Capitalization" under the section THE FUNDS on page 3 no longer applies to the Liberty Select
      Value Fund.







                           October 21, 2002